UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                            September 22, 2014
                           ------------------

                          National Graphite Corp
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                NEVADA
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

             000-53284                           27-3787574
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

           5466 Canvasback Rd., Blaine WA                98230
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                                (702) 839-4029
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

3.02 Sale of Unregistered Securities
ITEM 3.02 Sale of Unregistered Securities

(a) On September 22, 2014 the Company issued 67,500,000 restricted shares of common stock to Kenneth B.Liebscher, the principal shareholder, a director and officer of the Company, upon the conversion of 675,000 shares of Preferred
Stock held by Mr. Liebscher. No underwriters were used. The securities were issued pursuant to an exemption from registration provided under Section 4(2) of the Securities Act of 1933. As a result of the May 8, 2014 1-for-30 reverse stock split and the aforementioned issuance upon conversion of the preferred shares Mr. Liebscher owns 67,988,334 shares of common stock of the Company representing 97.41% of the issued and outstanding shares of common stock of the company.


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

      No.   Exhibits
      ---   --------

         None.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 1, 2014

By: /s/ Kenneth B. Liebscher
 ------------------------------
Name:   Kenneth B. Liebscher
Title:  President



EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    ----------------------

None.